UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2015

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.     Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

On September 3, 2015, Farmland Partners Inc., a Maryland corporation (the “Company”), announced that it has received approval to list its common stock, $0.01 par value per share (the “Common Stock”), on the New York Stock Exchange (“NYSE”). The Company provided written notice to the NYSE MKT of its intention to list its Common Stock on the NYSE and to simultaneously delist such securities from the NYSE MKT. The Company anticipates that its Common Stock will begin trading on the NYSE on September 8, 2015 under its existing ticker symbol “FPI”. Until the transfer to the NYSE is complete, the Company’s Common Stock will continue to trade on the NYSE MKT under the symbol “FPI”. The Company’s Board of Directors approved the transfer to the NYSE on September 1, 2015.

A copy of the press release announcing the transfer to the NYSE is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1	Press release dated September 3, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

Dated: September 3, 2015	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 3, 2015.